UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K/A

(Amendment no. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 3, 2016

ATN INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12593	47-0728886
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

500 Cummings Center

Beverly, MA 01915
(Address of principal executive offices and zip code)

(978) 619-1300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K dated May 4, 2016 filed by ATN International, Inc. (the “Company”) with the Securities and Exchange Commission and incorporated herein by reference, disclosing the completion of the acquisition of a controlling interest in KeyTech Limited (“KeyTech”).  The purchase price was approximately $42 million and was funded with cash on hand.  On May 3, 2016, the Company began consolidating the results of KeyTech within its financial statements in its International Telecom segment.

This amendment on Form 8-K/A is being filed to provide the historical consolidated financial statements of KeyTech and pro forma financial information required by Item 9.01(a) and (b) of Form 8-K.  Except as described above, all other information in and exhibits to the original Form 8-K remain unchanged.

Item 9.01                                           Financial Statements and Exhibits.

(a)                                                         Financial Statements of Businesses Acquired

The following financial statements of KeyTech are attached as Exhibits 99.1 and 99.2 to this Form 8-K/A and are incorporated herein by reference:

•                  Audited consolidated balance sheet of KeyTech as of March 31, 2015, and the related consolidated statements of comprehensive income, of changes in equity and cash flows for the year ended March 31, 2015, and the related notes thereto.

•                  Unaudited consolidated balance sheets of KeyTech as of September 30, 2015 and March 31, 2015, and the consolidated statements of comprehensive income, of changes in equity and cash flows for the six months ended September 30, 2015 and 2014, and the related notes thereto.

(b)                                                         Pro Forma Financial Information

The following unaudited pro forma financial information is attached as Exhibit 99.3 to this Form 8-K/A and is incorporated by reference herein:

•                  Unaudited pro forma condensed combined balance sheet of the Company and KeyTech as of December 31, 2015, and the related unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2015.

(d)                                                         Exhibits

Exhibit 2.1                                     Transaction Agreement, dated as of October 5, 2015, by and among the Company, ATN Caribbean Holdings, Ltd., ATN Bermuda Holdings Ltd., KeyTech Limited and Chancery Holdings Limited. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on October 6, 2015 (File No. 001-12593)).

Exhibit 23.1                              Consent of PricewaterhouseCoopers Ltd.

Exhibit 99.1                              Audited consolidated balance sheet of KeyTech as of March 31, 2015, and the related consolidated statements of comprehensive income, of changes in equity and cash flows for the year ended March 31, 2015, and the related notes thereto.

Exhibit 99.2                              Unaudited consolidated balance sheets of KeyTech as of September 30, 2015 and March 31, 2015, and the consolidated statements of comprehensive income, of changes in equity and cash flows for the six months ended September 30, 2015 and 2014, and the related notes thereto.

Exhibit 99.3                              Unaudited pro forma condensed combined balance sheet of the Company and KeyTech as of December 31, 2015, and the related unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATN INTERNATIONAL, INC.

	By:	/s/ Justin D. Benincasa
Justin D. Benincasa
Chief Financial Officer

Dated: July 19, 2016

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

2.1

Transaction Agreement, dated as of October 5, 2015, by and among the Company, ATN Caribbean Holdings, Ltd., ATN Bermuda Holdings Ltd., KeyTech Limited and Chancery Holdings Limited. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on October 6, 2015 (File No. 001-12593)).

23.1	Consent of PricewaterhouseCoopers Ltd.

99.1

Audited consolidated balance sheet of KeyTech as of March 31, 2015, and the related consolidated statements of comprehensive income, of changes in equity and cash flows for the year ended March 31, 2015, and the related notes thereto.

99.2

Unaudited consolidated balance sheets of KeyTech as of September 30, 2015 and March 31, 2015, and the consolidated statements of comprehensive income, of changes in equity and cash flows for the six months ended September 30, 2015 and 2014, and the related notes thereto.

99.3

Unaudited pro forma condensed combined balance sheet of the Company and KeyTech as of December 31, 2015, and the related unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 2015.